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                                                                  EXECUTION COPY

                                                                    EXHIBIT 99.1

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                       TRUST SALE AND SERVICING AGREEMENT

                                      AMONG

                      GENERAL MOTORS ACCEPTANCE CORPORATION

                                    SERVICER

                         CAPITAL AUTO RECEIVABLES, INC.

                                     SELLER

                                       AND

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2005-1

                                     ISSUER

                            DATED AS OF JUNE 2, 2005

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                               TABLE OF CONTENTS

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                                                                                                                 PAGE
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ARTICLE I CERTAIN DEFINITIONS...............................................................................      1

   Section 1.01      Definitions............................................................................      1

ARTICLE II CONVEYANCE OF RECEIVABLES; ISSUANCE OF SECURITIES................................................      1

   Section 2.01      Conveyance of Receivables..............................................................      1
   Section 2.02      Custody of Receivable Files............................................................      3
   Section 2.03      Acceptance by Issuer...................................................................      3
   Section 2.04      Representations and Warranties as to the Receivables...................................      3
   Section 2.05      Repurchase of Receivables Upon Breach of Warranty......................................      3
   Section 2.06      Realization Upon Liquidating Receivables...............................................      4

ARTICLE III THE SELLER......................................................................................      4

   Section 3.01      Representations of Seller..............................................................      4
   Section 3.02      Liability of Seller....................................................................      6
   Section 3.03      Merger or Consolidation of, or Assumption of the Obligations of Seller; Amendment of
   Certificate of Incorporation.............................................................................      6
   Section 3.04      Limitation on Liability of Seller and Others...........................................      7
   Section 3.05      Seller May Own Notes or Certificates...................................................      7

ARTICLE IV SERVICER'S COVENANTS; DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS..........................................................................................      7

   Section 4.01      Annual Statement as to Compliance; Notice of Servicer Default..........................      7
   Section 4.02      Annual Independent Accountants' Report.................................................      8
   Section 4.03      Access to Certain Documentation and Information Regarding the Receivables..............      9
   Section 4.04      Amendments to Schedule of Receivables..................................................      9
   Section 4.05      Assignment of Administrative Receivables and Warranty Receivables......................      9
   Section 4.06      Distributions..........................................................................     10
   Section 4.07      Reserve Account........................................................................     13
   Section 4.08      Net Deposits...........................................................................     14
   Section 4.09      Statements to Securityholders..........................................................     14

ARTICLE V CERTIFICATEHOLDER AND NOTEHOLDER STATEMENTS AND ACCOUNTS; COLLECTIONS, DEPOSITS AND INVESTMENTS;
ADVANCES....................................................................................................     15

   Section 5.01      Establishment of Accounts..............................................................     15
   Section 5.02      Collections............................................................................     19
   Section 5.03      Investment Earnings and Supplemental Servicing Fees....................................     20
   Section 5.04      Monthly Advances.......................................................................     20
   Section 5.05      Additional Deposits....................................................................     21

ARTICLE VI LIABILITIES OF SERVICER AND OTHERS...............................................................     21

   Section 6.01      Liability of Servicer; Indemnities.....................................................     21
   Section 6.02      Merger or Consolidation of, or Assumption of the Obligations of the Servicer...........     22
   Section 6.03      Limitation on Liability of Servicer and Others.........................................     23
   Section 6.04      Delegation of Duties...................................................................     24
   Section 6.05      Servicer Not to Resign.................................................................     24

ARTICLE VII DEFAULT.........................................................................................     24

   Section 7.01      Servicer Defaults......................................................................     24
   Section 7.02      Consequences of a Servicer Default.....................................................     25
   Section 7.03      Indenture Trustee to Act; Appointment of Successor.....................................     26
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   Section 7.04      Notification to Noteholders and Certificateholders.....................................     26
   Section 7.05      Waiver of  Past Defaults...............................................................     26
   Section 7.06      Repayment of Advances..................................................................     27

ARTICLE VIII TERMINATION....................................................................................     27

   Section 8.01      Optional Purchase of All Receivables; Insolvency of Seller; Termination of Trust.......     27

ARTICLE IX MISCELLANEOUS PROVISIONS.........................................................................     30

   Section 9.01      Amendment..............................................................................     30
   Section 9.02      Protection of Title to Trust...........................................................     31
   Section 9.03      Notices................................................................................     33
   Section 9.04      GOVERNING LAW..........................................................................     33
   Section 9.05      Severability of Provisions.............................................................     33
   Section 9.06      Assignment.............................................................................     33
   Section 9.07      Third-Party Beneficiaries..............................................................     33
   Section 9.08      Separate Counterparts..................................................................     34
   Section 9.09      Headings and Cross-References..........................................................     34
   Section 9.10      Assignment to Indenture Trustee........................................................     34
   Section 9.11      No Petition Covenants..................................................................     34
   Section 9.12      Limitation of Liability of Indenture Trustee and Owner Trustee.........................     34
   Section 9.13      Tax Treatment..........................................................................     35
   Section 9.14      Furnishing Documents...................................................................     35

EXHIBIT A                  Schedule of Receivables

EXHIBIT B                  Form of Second Step Receivables Assignment

EXHIBIT C                  Additional Representations and Warranties

APPENDIX A                 Definitions and Rules of Construction

APPENDIX B                 Notices Addresses and Procedures
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      THIS TRUST SALE AND SERVICING AGREEMENT is made as of June 2, 2005 by and among General Motors Acceptance Corporation, a Delaware corporation and in its capacity as Servicer under the Pooling and Servicing Agreement described below (the "Servicer"), Capital Auto Receivables, Inc., a Delaware corporation (the "Seller"), and Capital Auto Receivables Asset Trust 2005-1, a Delaware statutory trust (the "Issuer").

      WHEREAS, on the Closing Date GMAC has sold the Receivables to the Seller;

      WHEREAS, GMAC, as Servicer, has agreed to service the Receivables pursuant to the Pooling and Servicing Agreement;

      WHEREAS, the Seller desires to sell the Receivables to the Issuer on the Closing Date in exchange for the Notes and Certificates pursuant to the terms of this Agreement;

      WHEREAS, the Servicer desires to perform the servicing obligations set forth herein for and in consideration of the fees and other benefits set forth in this Agreement and in the Pooling and Servicing Agreement; and

      WHEREAS, Seller and the Issuer wish to set forth the terms pursuant to which the Receivables are to be sold by the Seller to the Issuer and serviced by the Servicer.

      NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

      Section 1.01 Definitions. Certain capitalized terms used in the above recitals and in this Agreement are defined in and shall have the respective meanings assigned to them in Part I of Appendix A to this Agreement. All references herein to "the Agreement" or "this Agreement" are to this Trust Sale and Servicing Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

                                   ARTICLE II
                CONVEYANCE OF RECEIVABLES; ISSUANCE OF SECURITIES

      Section 2.01 Conveyance of Receivables.

            (a) Receivables. In consideration of the Issuer's delivery of the Notes and the Certificates to, or upon the order of, the Seller, the Seller does hereby enter into this Agreement and the related Second Step Receivables Assignment in the form attached as Exhibit B to this Agreement (the "Second Step Receivables Assignment") and agrees to fulfill all of its obligations hereunder and thereunder and to sell, transfer, assign and otherwise convey to the Issuer, without recourse:

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                  (i) all right, title and interest of the Seller in, to and under the Receivables listed on the Schedule of Receivables and (a) in the case of Receivables that are Scheduled Interest Receivables, all monies due thereunder on and after the Cutoff Date and (b) in the case of Receivables that are Simple Interest Receivables, all monies received thereon on and after the Cutoff Date, in each case exclusive of any amounts allocable to the premium for physical damage insurance force-placed by the Servicer covering any related Financed Vehicle;

                  (ii) the interest of the Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and, to the extent permitted by law, any accessions thereto;

                  (iii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering related Financed Vehicles or Obligors;

                  (iv) the interest of the Seller in any proceeds from recourse against Dealers on the Receivables;

                  (v) all right, title and interest of the Seller in, to and under the Pooling and Servicing Agreement, the First Step Receivables Assignment and the Custodian Agreement, including the right of the Seller to cause GMAC to repurchase Receivables under certain circumstances; and

                  (vi) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing described above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which ay any time constitute all or part or are included in the proceeds of any of the foregoing.

            (b) It is the intention of the Seller and the Issuer that the transfers and assignments contemplated by this Agreement and the related Second Step Receivables Assignment shall constitute sales of the Receivables from the Seller to the Issuer for the purpose of applicable bankruptcy, insolvency, reorganization and other similar laws, so that the beneficial interest in and title to the Receivables shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

            (c) The foregoing sales do not constitute and are not intended to result in any assumption by the Issuer of any obligation of the Seller to the Obligors, Dealers, insurers or any other Person in connection with the Receivables, any Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them.

            (d) Within two (2) Business Days after the Closing Date, GMAC shall cause to be deposited into the Collection Account the collections on the Receivables described in Section 5.07 of the Pooling and Servicing Agreement; provided, however, that so long as the

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Monthly Remittance Conditions are satisfied, such collections need not be deposited until the Distribution Date immediately following the Closing Date.

      Section 2.02 Custody of Receivable Files. In connection with the sale, transfer and assignment of the Receivables to the Issuer pursuant to this Agreement and the related Second Step Receivables Assignment, GMAC, as Custodian under the Custodian Agreement, agrees to act as Custodian thereunder for the benefit of the Issuer. The Issuer hereby accepts and agrees to the terms and provisions of the Custodian Agreement and designates GMAC as custodian with respect to the Receivables Files.

      Section 2.03 Acceptance by Issuer. The Issuer does hereby accept all consideration conveyed by the Seller pursuant to Section 2.01(a), and declares that the Issuer shall hold such consideration upon the trust set forth in the Trust Agreement for the benefit of Certificateholders, subject to the terms and conditions of the Indenture, this Agreement and the related Second Step Receivables Assignment and the rights of the Noteholders with respect thereto. The Issuer hereby agrees to and accepts the appointment and authorization of GMAC as Servicer under Section 3.01 of the Pooling and Servicing Agreement. The parties agree that this Agreement, the Second Step Receivables Assignment, the Indenture, the Trust Agreement, the Notes and the Certificates constitute the Further Transfer and Servicing Agreements for purposes of the Pooling and Servicing Agreement and that the rights, duties and obligations of GMAC as Servicer under the Pooling and Servicing Agreement are subject to the provisions of Sections 6.02, 6.04, 6.05, 9.01 and Article VII hereof.

      Section 2.04 Representations and Warranties as to the Receivables. Pursuant to Section 2.01(a)(v), the Seller assigns to the Issuer all of its right, title and interest in, to and under the Pooling and Servicing Agreement. Such assigned right, title and interest includes the benefit of representations and warranties of GMAC made to the Seller pursuant to Section 4.01 of the Pooling and Servicing Agreement. The Seller hereby represents and warrants to the Issuer that the Seller has taken no action which would cause such representations and warranties of GMAC to be false in any material respect as of the Closing Date. The Seller further acknowledges that the Issuer and its permitted assignees rely on the representations and warranties of the Seller under this Agreement and of GMAC under the Pooling and Servicing Agreement in accepting the Receivables in trust and executing and delivering the Notes and the Certificates. The foregoing representation and warranty speaks as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

      Section 2.05 Repurchase of Receivables Upon Breach of Warranty. Upon discovery by the Seller, the Servicer, the Owner Trustee or the Indenture Trustee of a breach of any of the representations and warranties in Section 4.01 of the Pooling and Servicing Agreement or in Section 2.04 or Section 3.01 of this Agreement that materially and adversely affects the interests of the Noteholders or the Certificateholders in any Receivable, the party discovering such breach shall give prompt written notice thereof to the others. As of the last day of the second Monthly Period following its discovery or its receipt of notice of breach (or, at the Seller's election, the last day of the first Monthly Period following such discovery), unless such breach shall have been cured in all material respects, in the event of a breach of the representations and warranties made by the Seller in Section 2.04 or Section 3.01, the Seller shall repurchase, or in the event of

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a breach of a representation and warranty under Section 4.01 of the Pooling and
Servicing Agreement, the Seller and the Servicer shall use reasonable efforts to enforce the obligation of GMAC under Section 5.04 of the Pooling and Servicing Agreement to repurchase such Receivable from the Issuer on the related Distribution Date. The repurchase price to be paid by the breaching party (the "Warranty Purchaser") shall be an amount equal to the Warranty Payment calculated as of the last day of the related Monthly Period. Upon repurchase and payment of such Warranty Payment, the Warranty Purchaser shall be entitled to receive the Released Warranty Amount, if any. It is understood and agreed that the obligation of the Warranty Purchaser to repurchase any Receivable as to which a breach has occurred and is continuing, and the obligation of the Seller and the Servicer to enforce GMAC's obligation to repurchase such Receivables pursuant to the Pooling and Servicing Agreement shall, if such obligations are fulfilled, constitute the sole remedy against the Seller, the Servicer or GMAC for such breach available to the Issuer, the Financial Parties, the Owner Trustee or the Indenture Trustee. The Servicer also acknowledges its obligations to repurchase Administrative Receivables from the Issuer pursuant to Section
3.08 of the Pooling and Servicing Agreement.

      Section 2.06 Realization Upon Liquidating Receivables. The Servicer shall use all reasonable efforts, consistent with its customary servicing procedures, to repossess or take other similar action with respect to any Financed Vehicle that it has reasonably determined should be repossessed or otherwise converted following a default under the Receivable secured by the Financed Vehicle. The Servicer is authorized to follow such practices, policies and procedures as it customarily follows with respect to comparable automotive receivables that it services for itself or others, which practices, policies and procedures may include reasonable efforts to realize upon any recourse to Dealers, selling the related Financed Vehicle at public or private sale and the taking of other actions by the Servicer in order to realize upon such a Receivable. The Servicer is hereby authorized to exercise its discretion consistent with its customary servicing procedures and the terms of the Basic Documents, in servicing Liquidating Receivables so as to maximize the net collection of those Liquidating Receivables. The Servicer shall not be liable for any such exercise of its discretion made in good faith and in accordance with such servicing procedures. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion and in accordance with such servicing procedures that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. The Servicer shall be entitled to receive Liquidation Expenses with respect to each Liquidating Receivable at such time as the Receivable becomes a Liquidating Receivable

                                  ARTICLE III
                                   THE SELLER

      Section 3.01 Representations of Seller. The Seller makes the following representations on which the Issuer is relying in acquiring the Receivables and issuing the Notes and the Certificates. The following representations in clause
(a) speak as of the Closing Date. The representations in clause (b) speak as of the Closing Date, with respect to the Receivables, and shall survive the sale, transfer and assignment of the Receivables to the Issuer.

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            (a) Representations and Warranties as to the Seller.

                  (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Receivables;

                  (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification;

                  (iii) Power and Authority. The Seller has the power and authority to execute and deliver the Basic Documents to which it is a party and to carry out their terms, the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer as part of the Trust and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of the Basic Documents to which it is a party have been duly authorized by the Seller by all necessary corporate action;

                  (iv) Valid Sale; Binding Obligations. This Agreement and the Second Step Receivables Assignment, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the Receivables, enforceable against creditors of and purchasers from the Seller; and the Basic Documents to which the Seller is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                  (v) No Violation; Consents. The consummation of the transactions contemplated by the Basic Documents to which the Seller is a party and the fulfillment of the terms of the Basic Documents to which the Seller is a party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than this Agreement and the Second Step Receivables Assignment, or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties; and

                  (vi) No Proceedings. To the Seller's knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over

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the Seller or its properties (i) asserting the invalidity of any Basic Document,
(ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by any Basic Document,
(iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, any Basic Document, or (iv) seeking to adversely affect the federal income tax attributes of the Notes or the Certificates.

            (b) Representations and Warranties as to the Receivables.

                  (i) Good Title. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer; immediately prior to the conveyance of the Receivables pursuant to this Agreement and the Second Step Receivables Assignment, the Seller had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Agreement and the Second Step Receivables Assignment by the Seller, the Issuer shall have all of the right, title and interest of the Seller in, to and under the Receivables, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien.

                  (ii) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Issuer a first priority perfected ownership interest in the Receivables shall have been made.

                  (iii) Additional Representations and Warranties. The representations and warranties regarding creation, perfection and priority of security interests in the Receivables, which are attached to this Agreement as Exhibit C, are true and correct to the extent they are applicable.

      Section 3.02 Liability of Seller. The Seller shall be liable in accordance with this Agreement and the Second Step Receivables Assignment only to the extent of the obligations in this Agreement and the Second Step Receivables Assignment specifically undertaken by the Seller.

      Section 3.03 Merger or Consolidation of, or Assumption of the Obligations of Seller; Amendment of Certificate of Incorporation.

            (a) Any corporation or other entity (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Seller shall be a party, (iii) succeeding to the business of the Seller, or
(iv) more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned directly or indirectly by General Motors, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement and the other Basic Documents to which it is a party, shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Seller shall provide ten (10) days prior notice of any merger, consolidation or succession pursuant to this Section 3.03 to the Rating Agencies.

            (b) The Seller hereby agrees that during the term of this Agreement it shall not (i) take any action prohibited by Article Fourth of its certificate of incorporation, (ii) without the prior written consent of the Indenture Trustee and the Owner Trustee and without giving

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prior written notice to the Rating Agencies, amend Article Third or Fourth of its certificate of incorporation or (iii) incur any indebtedness, or assume or guaranty indebtedness of any other entity, other than pursuant to the Revolving Note and the Intercompany Advance Agreement (without giving effect to any amendment to such Note or Agreement after the date hereof, unless the Rating Agency Condition was satisfied in connection therewith), if such action would result in a downgrading of the then current rating of any class of the Notes.

      Section 3.04 Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement and the Second Step Receivables Assignment. The Seller and any director or officer or employee or agent of the Seller shall be reimbursed by the Indenture Trustee or Owner Trustee, as applicable, for any contractual damages, liability or expense incurred by reason of such trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of its duties under this Agreement, the Second Step Receivables Assignment, the Indenture or the Trust Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement, the Second Step Receivables Assignment, the Indenture or the Trust Agreement. In no event, however, shall the Indenture Trustee or the Owner Trustee be liable to the Seller for any damages in the nature of special, indirect or consequential damages, however styled, including lost profits. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as Seller of the Receivables under this Agreement and the Second Step Receivables Assignment and that in its opinion may involve it in any expense or liability.

      Section 3.05 Seller May Own Notes or Certificates. Each of the Seller and any Person controlling, controlled by or under common control with the Seller may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Seller or an affiliate thereof, except as otherwise specifically provided herein. Except as otherwise provided herein, Notes or Certificates so owned by or pledged to the Seller or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of such Notes or Certificates, respectively.

                                   ARTICLE IV
              SERVICER'S COVENANTS; DISTRIBUTIONS; RESERVE ACCOUNT;
                STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

      Section 4.01 Annual Statement as to Compliance; Notice of Servicer
Default.

            (a) The Servicer shall deliver to the Indenture Trustee and the Owner Trustee, on or before March 15 of each year, beginning March 15, 2006, an officer's certificate signed by the President or any Vice President of the Servicer, dated as of December 31 of the immediately preceding year, in each instance stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, with respect to the first such certificate, such period as shall have elapsed from the Closing Date to the date of such certificate) and of its performance under this Agreement and under the Pooling and Servicing Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has

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fulfilled all its obligations under such agreements throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate, once delivered, may be obtained by any Noteholder or Certificateholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as applicable.

            (b) The Servicer shall deliver to the Indenture Trustee, the Owner Trustee and to the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 7.01. The Seller shall deliver to the Indenture Trustee, the Owner Trustee, the Servicer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under clause (b) of
Section 7.01.

            (c) The Administrator shall prepare, and cause the Servicer to execute and deliver all certificates or other documents required to be delivered by the Issuer pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated pursuant thereto.

      Section 4.02 Annual Independent Accountants' Report.

            (a) The Servicer shall cause a firm of independent accountants, who may also render other services to the Servicer or the Seller, to deliver to the Issuer and the Board of Directors of the Servicer, on or before March 15 of each year, beginning March 15, 2006, with respect to the twelve months ended on the immediately preceding December 31 (or, with respect to the first such report, such period as shall have elapsed from the Closing Date to the date of such certificate), a report (the "Accountants' Report") delivered to the Board of Directors of the Servicer and to the Indenture Trustee and the Owner Trustee, to the effect that such firm has examined the Servicer's assertion that the Servicer has complied with its Minimum Servicing Standards and that such examination: (i) was conducted in accordance with the Attestation Protocol and
(ii) included examining, on a test basis, evidence regarding the Servicer's compliance with its Minimum Servicing Standards. The Accountant's Report shall include an opinion that the Servicer's assertion with respect to compliance with its Minimum Servicing Standards is fairly stated in all material respects or shall report the exceptions that do not permit such opinion. In the event that such firm requires the Issuer or the Owner Trustee to agree to the examination performed by such firm, the Servicer shall direct the Owner Trustee in writing to so agree; it being understood and agreed that the Owner Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer and the Owner Trustee makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such examination. The Accountants' Report required by this Section 4.02(a) may be replaced at the election of the Servicer by any similar report or certification using standards other than Minimum Servicing Standards or the Attestation Protocol that are now or in the future in use by servicers of retail instalment sale contracts or direct purchase money loans or that otherwise comply with any rule, regulation, "no action" letter or similar guidance promulgated by the Securities and Exchange Commission.

            (b) A copy of the Accountants' Report received pursuant to Section 4.02(a) shall be delivered by the Servicer to the Indenture Trustee and the Owner Trustee on or before March 15 of each year beginning March 15, 2006.

            (c) A copy of the Accountants' Report may be obtained by any Noteholder or Certificateholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee.

      Section 4.03 Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall provide to the Indenture Trustee and the Owner Trustee reasonable access to the documentation regarding the Receivables. The Servicer shall provide such access to any Noteholder or Certificateholder only in such cases where a Noteholder or a Certificateholder is required by applicable statutes or regulations to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at offices of the Servicer designated by the Servicer. Nothing in this Section 4.03 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding Obligors, and the failure of the Servicer to provide access as provided in this Section 4.03 as a result of such obligation shall not constitute a breach of this Section 4.03.

      Section 4.04 Amendments to Schedule of Receivables. If the Servicer, during a Monthly Period, assigns to a Receivable an account number that differs from the account number previously identifying such Receivable on the Schedule of Receivables, the Servicer shall deliver to the Seller, the Indenture Trustee and the Owner Trustee on or before the Distribution Date related to such Monthly Period an amendment to the Schedule of Receivables to report the newly assigned account number. Each such amendment shall list all new account numbers assigned to the Receivables during such Monthly Period and shall show by cross reference the prior account numbers identifying such Receivables on the Schedule of Receivables.

      Section 4.05 Assignment of Administrative Receivables and Warranty Receivables. Upon receipt of the Administrative Purchase Payment or the Warranty Payment with respect to an Administrative Receivable or a Warranty Receivable, respectively, each of the Indenture Trustee and the Owner Trustee shall assign, without recourse, representation or warranty, to the Servicer or the Warranty Purchaser, as applicable, all of such Person's right, title and interest in, to and under such Administrative Receivable or Warranty Receivable, all monies due thereon, the security interests in the related Financed Vehicle, proceeds from any Insurance Policies, proceeds from recourse against a Dealer on such Receivable and the interests of such Person or the Trust, as applicable, in rebates of premiums and other amounts relating to the Insurance Policies and any document relating thereto, such assignment being an assignment outright and not for security; and the Servicer or the Warranty Purchaser, as applicable, shall thereupon own such Receivable, and all such security and documents, free of any further obligations to the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders with respect thereto. If in any Proceeding it is held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Indenture Trustee or the Owner Trustee, as applicable, shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Receivable, including bringing suit in the name of such Person or the names of the Noteholders or the Certificateholders.

      Section 4.06 Distributions.

            (a) On or before each Determination Date, the Servicer shall calculate the Total Available Amount, the Available Interest, the Available Principal, if any, the Basic Servicing Fee, the Additional Servicing Fee, the Aggregate Noteholders' Interest Distributable Amount (including the Aggregate Class A Interest Distributable Amount, the Aggregate Class B Interest Distributable Amount, the Aggregate Class C Interest Distributable Amount, and the Aggregate Class D Interest Distributable Amount), the Noteholders' Regular Principal Distributable Amount, the Aggregate Noteholders' Principal Distributable Amount, the Specified Reserve Account Balance, the net amount, if any, payable by the Trust under any Interest Rate Swaps, the amount, if any, of any payments due in respect of an Early Termination Date payable by the Trust under any Interest Rate Swaps, and all other amounts required to determine the amounts, if any, to be deposited in or paid from each of the Collection Account, the Note Distribution Account, the Reserve Account, the Payment Ahead Servicing Account, if applicable, on or before the related Distribution Date (or, in the case of payments due under any Interest Rate Swaps, if any, on the Business Day preceding the Distribution Date).

            (b) Based in each case, on the information contained in the Servicer's Accounting delivered on the related Determination Date pursuant to
Section 3.10 of the Pooling and Servicing Agreement:

                  (i) On or before each Distribution Date, the Indenture Trustee shall cause collections made during the related Monthly Period which constitute Payments Ahead to be transferred from the Collection Account to the Servicer, or to the Payment Ahead Servicing Account, if required pursuant to Section 5.01(e).

                  (ii) On or before each Distribution Date (or, with respect to funds necessary to make payments due, if any, under any Interest Rate Swaps for the related Monthly Period, on the Business Day preceding the Distribution
Date), the Indenture Trustee shall transfer from the Payment Ahead Servicing Account (or, if the Servicer is not required to make deposits to the Payment Ahead Servicing Account on a daily basis pursuant to Section 5.01(e), the Servicer shall deposit) to the Collection Account the aggregate Applied Payments Ahead and, as applicable, Applied Payments Ahead necessary to make payments under any Interest Rate Swaps pursuant to Section 4.06(d)(ii) and (e)(ii).

                  (iii) On or before each Distribution Date, the Indenture Trustee shall transfer from the Collection Account to the Servicer, in immediately available funds, reimbursement of Outstanding Monthly Advances pursuant to Section 5.04, payment of Excess Simple Interest Collections, if any, pursuant to Section 3.11(b) of the Pooling and Servicing Agreement, and payments of Liquidation Expenses (and any unpaid Liquidation Expenses from prior periods) with respect to Receivables which became Liquidating Receivables during the related Monthly Period pursuant to Section 3.04 of the Pooling and Servicing Agreement.

                  (iv) On or before each Distribution Date (or, with respect to funds necessary to make payments due, if any, under any Interest Rate Swaps for the related payment period thereunder, the amount, if any, of any payments due in respect of any Early Termination Date payable by the Trust under any Interest Rate Swaps, the Indenture Trustee shall withdraw from the Reserve Account and deposit in the Collection Account the amount of cash or other immediately available funds on deposit therein.

            (c) Except as otherwise provided in Section 4.06(d), on each Distribution Date (or in the case of payments to the Swap Counterparty pursuant to clause (ii) below, if any, on the Business Day preceding the Distribution
Date) the Indenture Trustee (based on the information contained in the Servicer's Accounting delivered on the related Determination Date pursuant to
Section 3.10 of the Pooling and Servicing Agreement) shall make the following distributions from the Collection Account (after the withdrawals, deposits and transfers specified in Section 4.06(c) have been made) in the following order of priority:

                  (i) first, to the Servicer, to the extent of the Total Available Amount, the Basic Servicing Fee;

                  (ii) second, to the Swap Counterparty, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clause (i) above), the net amount, if any, due under all Interest Rate Swaps (exclusive of payments due in respect of an Early Termination Date of any Interest Rate Swaps);

                  (iii) third, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) and
(ii) above) (a) to the Note Distribution Account for the payment of interest on the Class A Notes, the Aggregate Class A Interest Distributable Amount, and (b) to the Swap Counterparty, the amount of any payments due to the Swap Counterparty in connection with an Early Termination Date of any Interest Rate Swaps related to the Class A-1 Notes, the Class A-2a Notes, the Class A-3 Notes and the Class A-5 Notes, allocated between the Note Distribution Account and the Swap Counterparty in proportion to the amount of the Aggregate Class A Interest Distributable Amount and the amount owing to the Swap Counterparty in connection with such Early Termination Date;

                  (iv) fourth, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (iii) above), to the Note Distribution Account for the payment of principal on the Notes in the priority specified in the Indenture, the First Priority Principal Distributable Amount;

                  (v) fifth, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (iv) above), (a) to the Note Distribution Account for the payment of interest on the Class B Notes, the Aggregate Class B Interest Distributable Amount and (b) to the Swap Counterparty, the amount of any payments due to the Swap Counterparty in connection with an Early Termination Date of any Interest Rate Swaps related to the Class B Notes, allocated between the Note Distribution Account and the Swap Counterparty in proportion to the amount of the Aggregate Class B Interest Distributable Amount and the amount owing to the Swap Counterparty in connection with such Early Termination Date;

                  (vi) sixth, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (v) above), to the Note Distribution Account for the payment of principal on the Notes in the priority specified in the Indenture, the Second Priority Principal Distributable Amount;

                  (vii) seventh, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (vi) above), to the Note Distribution Account for the payment of interest on the Class C Notes, the Aggregate Class C Interest Distributable Amount;

                  (viii) eighth, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (vii) above), to the Note Distribution Account for the payment of principal on the Notes in the priority specified in the Indenture, the Third Priority Principal Distributable Amount;

                  (ix) ninth, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (viii) above), to the Note Distribution Account for the payment of interest on the Class D Notes, the Aggregate Class D Interest Distributable Amount;

                  (x) tenth, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (ix) above), to the Note Distribution Account for the payment of principal on the Notes in the priority specified in the Indenture, the Fourth Priority Principal Distributable Amount;

                  (xi) eleventh, to the Reserve Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (x) above), the amount required to bring the amount on deposit therein up to the Specified Reserve Account Balance;

                  (xii) twelfth, to the Note Distribution Account for payment to the Noteholders, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (xi) above), an amount equal to the Noteholders' Regular Principal Distributable Amount;

                  (xiii) thirteenth, to the Servicer, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (xii) above), the Additional Servicing Fee; and

                  (xiv) fourteenth, to the Certificateholders (if the Certificate Distribution Account has been established pursuant to Section 5.1 of the Trust Agreement, then to such Certificate Distribution Account for distribution to the Certificateholders), any portion of the Total Available Amount remaining after the distributions described in clauses (i) through (xiii) above.

            (d) Notwithstanding the foregoing, at any time that the Notes have not been paid in full and the principal balance of the Notes has been declared immediately due and payable following the occurrence of an Event of Default under Sections 5.1(a), 5.1(b), 5.1(c),

5.1(e), or 5.1(f) of the Indenture, then until such time as the Notes have been paid in full and the Indenture has been discharged or the foregoing Events of Default have been cured or waived as provided in Section 5.2(b) of the Indenture, the order in which payments to Noteholders shall be made or on amounts deposited into the Note Distribution Account shall be as specified in
Section 2.7(c) of the Indenture.

      Section 4.07 Reserve Account.

            (a) There shall be established in the name of and maintained with the Indenture Trustee for the benefit of the Noteholders an Eligible Deposit Account known as the Capital Auto Receivables Asset Trust 2005-1 Reserve Account (the "Reserve Account") to include the money and other property deposited and held therein pursuant to this Section 4.07(a), Section 4.07(e) and Section 4.06(c). On the Closing Date, the Seller shall deposit the Reserve Account Initial Deposit in immediately available funds into the Reserve Account. The Reserve Account shall constitute property of the Trust.

            (b) If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits therein or withdrawals therefrom on such Distribution Date) exceeds the Specified Reserve Account Balance for such Distribution Date, the Servicer shall instruct the Indenture Trustee to distribute an amount equal to any such excess to the Certificateholder; it being understood that no such distribution from the Reserve Account shall be made to the Certificateholder unless the amount so on deposit in the Reserve Account exceeds such Specified Reserve Account Balance.

            (c) [Intentionally Omitted].

            (d) Each of the Seller and Servicer agree to take or cause to be taken such further actions, to execute, deliver and file or cause to be authorized and executed, as applicable, delivered and filed such further documents and instruments (including, without limitation, any UCC financing statements or this Agreement) as may be determined to be necessary, in an Opinion of Counsel to the Seller delivered to the Indenture Trustee, in order to perfect the interests created by this Section 4.07 and otherwise fully to effectuate the purposes, terms and conditions of this Section 4.07. The Seller shall:

                  (i) promptly authorize and execute, as applicable, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Indenture Trustee's security interest; and

                  (ii) make the necessary filings of financing statements or amendments thereto within thirty (30) days after the occurrence of any of the following: (A) any change in their respective corporate names or any trade names, (B) any change in the location of their respective chief executive offices or principal places of business or any change in their respective jurisdictions of organization, (C) any merger or consolidation or other change in their respective identities or corporate structures and (D) any other change or occurrence that would make any financing statement or amendment thereto seriously misleading within the meaning of the UCC; and shall promptly notify the Indenture Trustee of any such filings.

            (e) If the Servicer pursuant to Section 5.04 determines on any Determination Date that it is required to make a Monthly Advance and does not do so from its own funds, the Servicer shall instruct the Indenture Trustee to withdraw funds from the Reserve Account and deposit them in the Collection Account to cover any shortfall. Such payment shall be deemed to have been made by the Servicer pursuant to Section 5.04 for purposes of making distributions pursuant to this Agreement, but shall not otherwise satisfy the Servicer's obligation to deliver the amount of the Monthly Advances, and the Servicer shall within two (2) Business Days replace any funds in the Reserve Account so used. The Servicer shall not be entitled to reimbursement for any such deemed Monthly Advances unless and until the Servicer shall have replaced such funds in the Reserve Account.

      Section 4.08 Net Deposits. At any time that (i) GMAC shall be the Servicer, (ii) the Servicer shall be permitted by Section 5.02 to remit collections on a basis other than a daily basis, and (iii) the Servicer shall be permitted by Section 5.01(e) to remit Payments Ahead on a basis other than on a daily basis, the Servicer, the Seller, the Indenture Trustee and the Owner Trustee may make any remittances pursuant to this Article IV net of amounts to be distributed by the applicable recipient to such remitting party. Nonetheless, each such party shall account for all of the above described remittances and distributions as if the amounts were deposited and/or transferred separately.

      Section 4.09 Statements to Securityholders.

            (a) On each Distribution Date, the Owner Trustee shall (except as otherwise provided in the Trust Agreement) deliver to each Certificateholder, and the Indenture Trustee shall include with each distribution to each Noteholder, a statement (which statement shall also be provided to the Rating Agencies) prepared by the Servicer based on information in the Servicer's Accounting furnished pursuant to Section 3.10 of the Pooling and Servicing Agreement. Each such statement to be delivered to Certificateholders and Noteholders, respectively, shall set forth the following information concerning the Certificates or the Notes, as appropriate, with respect to such Distribution Date or the preceding Monthly Period:

                  (i) the amount of such distribution allocable to principal of each class of the Notes;

                  (ii) the amount of the distribution, if any, allocable to interest on or with respect to each class of securities;

                  (iii) the net amount, if any, of any payments due under all Interest Rate Swaps (specifying, if applicable, any amounts owing as a result of an Early Termination Date under the Notes);

                  (iv) the Aggregate Receivables Principal Balance as of the close of business on the last day of such Monthly Period, the Aggregate Receivables Principal Balance as of the close of business on the last day of the second monthly period preceding such Distribution Date (or, for the first Distribution Date, the Initial Aggregate Receivables Principal Balance) and the Principal Distributable Amount for such Distribution Date;

                  (v) the Note Principal Balance for each class of Notes and the Aggregate Note Principal Balance, and the Note Pool Factor for each class of Notes, each as of such Distribution Date after giving effect to all payments described under clause (i) above;

                  (vi) the amount of the Class A Notes Interest Carryover Shortfall, the Class B Notes Interest Carryover Shortfall, the Class C Notes Interest Carryover Shortfall, and the Class D Notes Interest Carryover Shortfall, if any, and the change in each of such amounts from the preceding Distribution Date;

                  (vii) the aggregate amount in the Payment Ahead Servicing Account or on deposit with the Servicer as Payments Ahead and the change in such amount from the previous Distribution Date;

                  (viii) the amount of Outstanding Monthly Advances on such Distribution Date;

                  (ix) the amount of the Basic Servicing Fee and the Additional Servicing Fee paid to the Servicer with respect to the related Monthly Period;

                  (x) the amount, if any, distributed to Noteholders from amounts on deposit in the Reserve Account;

                  (xi) the balance of the Reserve Account on such Distribution Date (after giving effect to changes therein on such Distribution Date); and

                  (xii) LIBOR for such Distribution Date and the interest rate on each class of Floating Rate Notes.

Each amount set forth pursuant to clauses (i), (ii), (iv), (vii), and (viii) above shall be expressed as a dollar amount per $1,000 of initial principal amount of the Notes.

            (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the Indenture Trustee and the Owner Trustee shall mail, to each Person who at any time during such calendar year shall have been a holder of Notes or Certificates, respectively, and received any payments thereon, a statement containing such information as may be required by the Code and applicable Treasury Regulations to enable such securityholder to prepare its federal income tax returns.

                                   ARTICLE V
            CERTIFICATEHOLDER AND NOTEHOLDER STATEMENTS AND ACCOUNTS;
                COLLECTIONS, DEPOSITS AND INVESTMENTS; ADVANCES

      Section 5.01 Establishment of Accounts.

            (a) (i) The Servicer, for the benefit of the Financial Parties, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Capital Auto Receivables Asset Trust 2005-1 Collection Account (the "Collection

Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Financial Parties.

                  (ii) The Servicer, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Capital Auto Receivables Asset Trust 2005-1 Note Distribution Account (the "Note Distribution Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

                  (iii) [Intentionally Omitted].

                  (iv) The Servicer, for the benefit of the Obligors, shall establish and maintain in the name of the Indenture Trustee an account known as the Capital Auto Receivables Asset Trust 2005-1 Payment Ahead Servicing Account (the "Payment Ahead Servicing Account"). The Payment Ahead Servicing Account shall not be property of the Issuer.

            (b) (i) Each of the Designated Accounts and the Payment Ahead Servicing Account shall be initially established with the Indenture Trustee. At any time after the Closing Date, the Servicer, upon thirty (30) days written notice to the Indenture Trustee or other Account Holder, shall have the right to instruct an Account Holder to transfer any or all of the Designated Accounts or the Payment Ahead Servicing Account to another Eligible Institution designated by the Servicer in such notice. No Designated Account nor the Payment Ahead Servicing Account shall be maintained with an Account Holder if the short-term debt obligations of such Account Holder cease to have the Required Deposit Rating (except that any Designated Account, but not the Payment Ahead Servicing Account, may be maintained with an Account Holder even if the short-term debt obligations of such Account Holder do not have the Required Deposit Rating, if such Account Holder maintains such Designated Account in its corporate trust department). Should the short-term unsecured debt obligations of an Account Holder no longer have the Required Deposit Rating, then the Servicer shall, within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency shall consent), with the Indenture Trustee's assistance as necessary, cause each affected Designated Account or Payment Ahead Servicing Account (A) to be moved to an Account Holder that is an Eligible Institution or (B) with respect to the Designated Accounts only, to be moved to the corporate trust department of the Account Holder. All amounts held in Designated Accounts and the Payment Ahead Servicing Account (including amounts, if any, which the Servicer is required to remit daily to the Collection Account pursuant to Section 5.02) shall, to the extent permitted by applicable laws, rules and regulations, be invested, at the written direction of the Servicer, by such Account Holder in Eligible Investments. Such written direction shall constitute certification by the Servicer that any such investment is authorized by this Section 5.01. Funds deposited in the Reserve Account shall be invested in Eligible Investments which mature (i) prior to the next Distribution Date or (ii) at such later date as shall be otherwise permitted by the Rating Agencies. Investments in Eligible Investments shall be made in the name of the Indenture Trustee or its nominee, and such investments shall not be sold or disposed of prior to their maturity; provided, however, that Notes held in the Reserve Account may be sold or disposed of prior to their maturity so long as
(x) the Servicer directs the Indenture Trustee to make such sale or disposition,
(y) the Indenture Trustee gives reasonable prior notice of such disposition to the Administrator and (z) such Notes are sold at a price equal to or greater than the unpaid principal balance thereof if, following such sale, the amount on deposit in the Reserve Account would be less than the Specified Reserve Account Balance. Investment Earnings on funds deposited in the Designated Accounts and the Payment Ahead Servicing Account shall be payable to the Servicer. Each Account Holder holding a Designated Account as provided in this Section 5.01(b)(i), shall be a "Securities Intermediary." If a Securities Intermediary shall be a Person other than the Indenture Trustee, the Servicer shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 5.01 and an Opinion of Counsel that such Person can perform such obligations.

            (ii) With respect to the Designated Account Property, the Account Holder agrees, by its acceptance hereof, that:

                        (A) Any Designated Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts. The Designated Accounts are accounts to which Financial Assets will be credited.

                        (B) All securities or other property underlying any Financial Assets credited to the Designated Accounts shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any of the Designated Accounts be registered in the name of the Issuer, the Servicer or the Seller, payable to the order of the Issuer, the Servicer or the Seller or specially indorsed to the Issuer, the Servicer or the Seller except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank.

                        (C) All property delivered to the Securities
Intermediary pursuant to this Agreement will be credited upon receipt of such property to the appropriate Designated Account.

                        (D) Each item of property (whether investments, investment property, Financial Asset, security, instrument or cash) credited to a Designated Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC.

                        (E) If at any time the Securities Intermediary shall receive any order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to the Designated Accounts, the Securities Intermediary shall comply with such order without further consent by the Trust, the Servicer, the Seller or any other Person.

                        (F) The Designated Accounts shall be governed by the laws of the State of New York, regardless of any provision in any other agreement. For purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Designated Accounts (as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York.

                        (G) The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to the Designated Accounts and/or any Financial Assets or other property credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Issuer, the Seller, the Servicer, the Account Holder or the Indenture Trustee purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 5.01(b)(ii)(E) hereof.

                        (H) Except for the claims and interest of the Indenture Trustee in the Designated Accounts, the Securities Intermediary has no actual knowledge of claims to, or interests in, the Designated Accounts or in any Financial Asset credited thereto. If any other Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Designated Accounts or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Indenture Trustee, the Servicer and the Issuer thereof.

                        (I) The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Designated Accounts and/or any Designated Account Property simultaneously to each of the Servicer and the Indenture Trustee, at the addresses set forth in Appendix B to this Agreement.

                        (J) The Account Holder shall maintain each item of Designated Account Property in the particular Designated Account to which such item originated and shall not commingle items from different Designated Accounts.

                  (iii) The Servicer shall have the power, revocable by the Indenture Trustee (or by the Owner Trustee with the consent of the Indenture Trustee) to instruct the Indenture Trustee to make withdrawals and payments from the Designated Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

                  (iv) The Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Designated Accounts and in all proceeds thereof (except Investment Earnings). Except as otherwise provided herein or in the Indenture, the Designated Accounts shall be under the exclusive dominion and control of the Indenture Trustee for the benefit of the Securityholders and the Indenture Trustee shall have sole signature power and authority with respect thereto.

                  (v) The Servicer shall not direct the Account Holder to make any investment of any funds or to sell any investment held in any of the Designated Accounts unless the security interest granted and perfected in such account shall continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Account Holder to make any such investment or sale, if requested by the Indenture Trustee, the Servicer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

            (c) [Intentionally Omitted].

            (d) The Indenture Trustee, the Owner Trustee, the Securities Intermediary, the Account Holder and each other Eligible Deposit Institution with whom a Designated Account is maintained waives any right of set-off, counterclaim, security interest or bankers' lien to which it might otherwise be entitled.

            (e) At any time that each Monthly Remittance Condition is satisfied, then (x) Payments Ahead need not be remitted to and deposited in the Payment Ahead Servicing Account but instead may be remitted to and held by the Servicer and (y) the Servicer shall not be required to segregate or otherwise hold separate any Payments Ahead, but the Servicer shall be required to remit Applied Payments Ahead to the Collection Account in accordance with Section 4.06(c)(ii). The Servicer shall promptly notify the Indenture Trustee if any Monthly Remittance Condition ceases to be satisfied such that the Payments Ahead will not be remitted in accordance with the prior sentence. Commencing with the first day of the first Monthly Period that begins at least two (2) Business Days after the day on which any Monthly Remittance Condition ceases to be satisfied, the Servicer shall deposit in the Payment Ahead Servicing Account the amount of any Payments Ahead then held by it, and thereafter, for so long as a Monthly Remittance Condition continues to be unsatisfied, the Servicer shall deposit any additional Payments Ahead in the Payments Ahead Servicing Account within two (2) Business Days after receipt thereof. Notwithstanding the foregoing, if a Monthly Remittance Condition is unsatisfied the Servicer may utilize, with respect to the Payments Ahead, an alternative remittance schedule (which may include a remittance schedule utilized by the Servicer at a time when the Monthly Remittance Conditions were satisfied), if the Servicer provides to the Indenture Trustee written confirmation from the Rating Agencies that such alternative remittance schedule will not result in the downgrading or withdrawal by the Rating Agencies of the ratings then assigned to either the Notes or the Certificates. Neither the Indenture Trustee nor the Owner Trustee shall be deemed to have knowledge of any Servicer Default unless such trustee has received notice of such event or circumstance from the other trustee, the Seller or the Servicer in an officer's certificate or from Certificateholders whose Certificates evidence not less than 25% of the Voting Interests as of the close of the preceding Distribution Date or from Noteholders whose Notes evidence not less than 25% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date or unless a Responsible Officer in the Corporate Trust Office of the Indenture Trustee with knowledge hereof and familiarity herewith has actual knowledge of such event or circumstance.

      Section 5.02 Collections. If a Monthly Remittance Condition is not satisfied, commencing with the first day of the first Monthly Period that begins at least two (2) Business Days after the day on which any Monthly Remittance Condition ceases to be satisfied, the Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors (including Payments Ahead in accordance with Section 5.01(e)) on the Receivables and all Liquidation Proceeds within two (2) Business Days after receipt thereof. Notwithstanding the foregoing, if a Monthly Remittance Condition is unsatisfied, the Servicer may utilize an alternative remittance schedule (which may include a remittance schedule utilized by the Servicer at a time when the Monthly Remittance Conditions were satisfied), if the Servicer provides to the Indenture Trustee written confirmation from the Rating Agencies that such alternative remittance schedule will not result in the downgrading or withdrawal by the Rating Agencies of the ratings then assigned to the Notes or the Certificates. At all times when all Monthly Remittance Conditions are satisfied, the Servicer (i) shall not be required to segregate or otherwise hold separate any Payments Ahead remitted to the Servicer and (ii) shall remit collections received during a Monthly Period to the Collection Account in immediately available funds on or before the related Distribution Date (or in the case of amounts payable to the Swap Counterparty pursuant to Section 4.06(c)(ii), if any, on or before the Business Day preceding the Distribution Date).

      Section 5.03 Investment Earnings and Supplemental Servicing Fees. The Servicer shall be entitled to receive all Investment Earnings (with the exception of Investment Earnings on funds in the Accumulation Account) and Supplemental Servicing Fees when and as paid without any obligation to the Owner Trustee, the Indenture Trustee or the Seller in respect thereof. The Servicer will have no obligation to deposit any such amount in any account established hereunder. To the extent that any such amount shall be held in any account held by the Indenture Trustee or the Owner Trustee, or otherwise established hereunder, such amount will be withdrawn therefrom and paid to the Servicer upon presentation of a certificate signed by a Responsible Officer of the Servicer setting forth, in reasonable detail, the amount of such Investment Earnings or Supplemental Servicing Fees.

      Section 5.04 Monthly Advances.

            (a) Subject to the following sentence, as of the last day of each Monthly Period, with respect to each Scheduled Interest Receivable (other than an Administrative Receivable or a Warranty Receivable), if there is a shortfall in the Scheduled Payment remaining after application of the Deferred Prepayment pursuant to the last sentence of Section 3.11(a) of the Pooling and Servicing Agreement, the Servicer shall advance an amount equal to such shortfall (such amount, a "Scheduled Interest Advance"). The Servicer shall be obligated to make a Scheduled Interest Advance in respect of a Scheduled Interest Receivable only to the extent that the Servicer, in its sole discretion, shall determine that such advance shall be recoverable from subsequent collections or recoveries on any Receivable. The Servicer shall be reimbursed for Outstanding Scheduled Interest Advances with respect to a Receivable from the following sources with respect to such Receivable, in each case as set forth in the Pooling and Servicing Agreement: (i) subsequent payments by or on behalf of the Obligor,
(ii) collections of Liquidation Proceeds, and (iii) the Warranty Payment. At such time as the Servicer shall determine that any Outstanding Scheduled Interest Advances with respect to any Scheduled Interest Receivable shall not be recoverable from payments with respect to such Receivable, the Servicer shall be reimbursed from any collections made on other Receivables held by the Issuer.

            (b) As of the last day of each Monthly Period, the Servicer shall advance an amount equal to the excess, if any, of (i) the amount of interest that would be due during such Monthly Period on all Simple Interest Receivables held by the Issuer (assuming that the payment on each such Receivable was received on its respective due date) over (ii) all payments received during such Monthly Period on all Simple Interest Receivables held by the Issuer to the extent allocable to interest (such excess, a "Simple Interest Advance"). In addition, Liquidation Proceeds with respect to a Simple Interest Receivable allocable to accrued and unpaid interest thereon (but not including interest for the then current Monthly Period) shall be paid to the Servicer but only to the extent of any Outstanding Simple Interest Advances. The Servicer shall not make any advance with respect to principal of any Simple Interest Receivable. Excess

Simple Interest Collections shall be paid to the Servicer as provided in Section 3.11(b) of the Pooling and Servicing Agreement.

      Section 5.05 Additional Deposits. The Servicer shall deposit in the Collection Account the aggregate Monthly Advances pursuant to Sections 5.04(a) and (b) and the aggregate amounts to be paid to the Issuer pursuant to Section
3.03 of the Pooling and Servicing Agreement. The Servicer and the Seller shall deposit in the Collection Account the aggregate Administrative Purchase Payments and Warranty Payments with respect to Administrative Receivables and Warranty Receivables, respectively. All such deposits with respect to a Monthly Period shall be made in immediately available funds on or before the Distribution Date related to such Monthly Period (or, to the extent such funds are necessary to make payments due, if any, under any Interest Rate Swaps for the related Monthly Period, on or before the Business Day preceding the Distribution Date)..

                                   ARTICLE VI
                       LIABILITIES OF SERVICER AND OTHERS

      Section 6.01 Liability of Servicer; Indemnities.

            (a) The Servicer shall be liable in accordance with this Agreement and the Second Step Receivables Assignment only to the extent of the obligations in this Agreement and the Pooling and Servicing Agreement specifically undertaken by the Servicer. Such obligations shall include the following:

                  (i) The Servicer shall defend, indemnify and hold harmless the Indenture Trustee, the Owner Trustee, the Issuer, the Noteholders and the Certificateholders from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any affiliate thereof of any Financed Vehicle;

                  (ii) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Owner Trustee and the Issuer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuer or the issuance and original sale of the Notes and the Certificates, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Notes or the Certificates, or any fees or other compensation payable to any such Person) and costs and expenses in defending against the same;

                  (iii) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Owner Trustee, the Issuer, the Noteholders and the Certificateholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Indenture Trustee, the Owner Trustee, the Issuer, the Noteholders or the Certificateholders through the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement or any other Basic Document or by reason of reckless disregard of its obligations and duties under this Agreement, the Pooling and Servicing Agreement, the Indenture, the Trust Agreement or any other Basic Document; and

                  (iv) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee and the Owner Trustee, and their respective agents and servants, from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with (x) in the case of the Owner Trustee, the Indenture Trustee's performance of its duties under the Indenture or any other Basic Document, (y) in the case of the Indenture Trustee, the Owner Trustee's performance of its duties under the Trust Agreement or (z) the acceptance, administration or performance by, or action or inaction of, the Indenture Trustee or the Owner Trustee, as applicable, of the trusts and duties contained in this Agreement, the Basic Documents, the Indenture (in the case of the Indenture Trustee), including the administration of the Trust Estate, and the Trust Agreement (in case of the Owner Trustee), including the administration of the Owner Trust Estate, except in each case to the extent that such cost, expense, loss, claim, damage or liability: (A) is due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Person indemnified, (B) to the extent otherwise payable to the Indenture Trustee, arises from the Indenture Trustee's breach of any of its representations or warranties in Section 6.13 of the Indenture, (C) to the extent otherwise payable to the Owner Trustee, arises from the Owner Trustee's breach of any of its representations or warranties set forth in Section 6.6 of the Trust Agreement, or (D) shall arise out of or be incurred in connection with the performance by the Indenture Trustee of the duties of successor Servicer hereunder.

            (b) Indemnification under this Section 6.01 shall include, without limitation, reasonable fees and expenses of external counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this
Section 6.01 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

      Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of the Servicer. Any corporation or other entity (a) into which the Servicer may be merged or consolidated, (b) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, (c) succeeding to the business of the Servicer, or (d) more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned directly or indirectly by General Motors and which is otherwise servicing the Seller's receivables, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement and the Pooling and Servicing Agreement, shall be the successor to the Servicer under this Agreement and the Pooling and Servicing Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement or in the Pooling and Servicing Agreement to the contrary notwithstanding. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 6.02 to the Rating Agencies.

      Section 6.03 Limitation on Liability of Servicer and Others.

            (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as specifically provided in this Agreement and in the Pooling and Servicing Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement, the Pooling and Servicing Agreement, the Indenture, the Trust Agreement or any other Basic Document. The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement or the Pooling and Servicing Agreement.

            (b) The Servicer and any director or officer or employee or agent of the Servicer shall be reimbursed by the Indenture Trustee or the Owner Trustee, as applicable, for any contractual damages, liability or expense (including any obligation of the Servicer to the Indenture Trustee or the Owner Trustee, as applicable, pursuant to Section 6.01(a)(iv)(x) or (y)) incurred by reason of such trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of such trustee's duties under this Agreement, the Indenture or the Trust Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. In no event, however, shall the Indenture Trustee or the Owner Trustee be liable to the Servicer for any damages in the nature of special, indirect or consequential damages, however styled, including lost profits.

            (c) Except as provided in this Agreement or in the Pooling and Servicing Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement and the Pooling and Servicing Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement or the Pooling and Servicing Agreement and the rights and duties of the parties to this Agreement or the Pooling and Servicing Agreement and the interests of the Noteholders and the Certificateholders under this Agreement and the Pooling and Servicing Agreement, the interests of the Noteholders under the Indenture and the interests of the Certificateholders under the Trust Agreement. In such event, the legal expenses and costs for such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor.

            (d) The Applicable Trustee shall distribute out of the Collection Account on a Distribution Date any amounts permitted for reimbursement pursuant to Section 6.03(c) not therefor reimbursed; provided, however, that the Applicable Trustee shall not distribute such amounts if the amount on deposit in the Reserve Account (after giving effect to all deposits and withdrawals pursuant to Sections 4.06(b) and (c) and Section 4.07(e), on such Distribution
Date)
is greater than zero but less than the Specified Reserve Account Balance for such Distribution Date.

      Section 6.04 Delegation of Duties. So long as GMAC acts as Servicer, the Servicer may, at any time without notice or consent, delegate any duties under this Agreement or under the Pooling and Servicing Agreement to any corporation or other Person more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned, directly or indirectly, by General Motors. The Servicer may at any time perform specific duties as Servicer through sub-contractors who are in the business of servicing automotive receivables; provided, however, that no such delegation or sub-contracting shall relieve the Servicer of its responsibility with respect to such duties.

      Section 6.05 Servicer Not to Resign. Subject to the provisions of Section 7.02, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement and the Pooling and Servicing Agreement as Servicer except upon determination that the performance of its duties under this Agreement or under the Pooling and Servicing Agreement, as the case may be, is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Owner Trustee. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 7.02.

                                  ARTICLE VII
                                    DEFAULT

      Section 7.01 Servicer Defaults. Each of the following shall constitute a "Servicer Default":

            (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Designated Accounts any required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of five (5) Business Days after written notice is received by the Servicer from the Indenture Trustee or the Owner Trustee or after discovery of such failure by an officer of the Servicer;

            (b) failure on the part of the Seller or the Servicer to duly observe or perform in any material respect any other covenants or agreements of the Seller or the Servicer set forth in this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement which failure (i) materially and adversely affects the rights of Noteholders or Certificateholders, and (ii) continues unremedied for a period of ninety (90) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller or the Servicer, as applicable, by the Indenture Trustee or the Owner Trustee, or to the Seller or the Servicer, as applicable, and to the Indenture Trustee or the Owner Trustee by Noteholders whose Notes evidence not less than 25% of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date or by Certificateholders whose Certificates evidence not less than 25% of the Voting Interests as of the close of the preceding Distribution Date;

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for the Seller or the Servicer, in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of ninety (90) consecutive days; or

            (d) the consent by the Seller or the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Seller or the Servicer or of or relating to substantially all of their respective property; or the Seller or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

            Notwithstanding the foregoing, there shall be no Servicer Default where a Servicer Default would otherwise exist under clause (a) above for a period of ten (10) Business Days or under clause (b) for a period of sixty (60) days if the delay or failure giving rise to the Servicer Default was caused by an act of God or other similar occurrence. Upon the occurrence of any of these events, the Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Pooling and Servicing Agreement and this Agreement, and the Servicer shall provide the Indenture Trustee, the Owner Trustee, the Seller and the Securityholders prompt notice of the failure or delay by it, together with a description of its efforts to so perform its obligations.

      Section 7.02 Consequences of a Servicer Default. If a Servicer Default shall occur and be continuing, either the Indenture Trustee or the Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date (or, if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, by the Owner Trustee or Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date) by notice then given in writing to the Servicer and the Owner Trustee (and to the Indenture Trustee if given by the Noteholders or the Certificateholders) may terminate all of the rights and obligations of the Servicer under this Agreement and the Pooling and Servicing Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement and the Pooling and Servicing Agreement, whether with respect to the Notes, the Certificates or the Receivables or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section 7.02. The Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the Servicer under this Agreement and the Pooling and Servicing Agreement, including, without limitation, the transfer to the Indenture Trustee or the Owner Trustee for administration by it of all cash amounts that shall at the time be held by the Servicer for deposit, or that shall have been deposited by the Servicer in the Collection Account, the Note Distribution Account or the Payment Ahead Servicing Account or thereafter received with respect to the Receivables and all Payments Ahead that shall at that time be held by the Servicer. In addition to any other amounts that are then payable to the Servicer under this Agreement, the Servicer shall be entitled to receive from the successor Servicer reimbursements for any Outstanding Monthly Advances made during the period prior to the notice pursuant to this Section 7.02 which terminates the obligation and rights of the Servicer under this Agreement.

      Section 7.03 Indenture Trustee to Act; Appointment of Successor. On and after the time the Servicer receives a notice of termination pursuant to Section 7.02, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the Pooling and Servicing Agreement and the transactions set forth or provided for in this Agreement and the Pooling and Servicing Agreement, and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of this Agreement and the Pooling and Servicing Agreement. As compensation therefor, the Indenture Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination had been given including the Basic Servicing Fee, the Additional Servicing Fee, Investment Earnings and Supplemental Servicing Fees. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, a successor (i) having a net worth of not less than $100,000,000, (ii) a long-term unsecured debt rating from Moody's Investors Service, Inc. of at least Baa3 (unless such requirement is expressly waived by Moody's Investors Service, Inc.) and (iii) whose regular business includes the servicing of automotive receivables, as the successor to the Servicer under this Agreement and the Pooling and Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement and the Pooling and Servicing Agreement. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Receivables as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement and the Pooling and Servicing Agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement and the Pooling and Servicing Agreement, as shall be necessary to effectuate any such succession.

      Section 7.04 Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this
Article VII, the Indenture Trustee shall give prompt written notice thereof to the Noteholders and the Rating Agencies and the Owner Trustee shall give prompt written notice thereof to the Certificateholders.

      Section 7.05 Waiver of Past Defaults. Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date (or, if all of the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date) may, on behalf of all Noteholders and Certificateholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Pooling and Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      Section 7.06 Repayment of Advances. If the identity of the Servicer shall change, the predecessor Servicer shall be entitled to receive, to the extent of available funds, reimbursement for Outstanding Monthly Advances pursuant to
Section 5.04 in the manner specified in Section 4.06 with respect to all Monthly Advances made by such predecessor Servicer.

                                  ARTICLE VIII
                                   TERMINATION

      Section 8.01 Optional Purchase of All Receivables; Insolvency of Seller; Termination of Trust.

            (a) (i) The Servicer (or the Holder of all of the Certificates, that is not the depositor, the Seller or any Affiliate thereof) shall have the option to purchase the assets of the Trust (other than the Designated Accounts) as of any date (the "Optional Purchase Date") which is the last day of any Monthly Period as of which the Aggregate Receivables Principal Balance is the Optional Purchase Percentage or less of the Initial Aggregate Receivables Principal Balance. To exercise such option, the Servicer or the party exercising such option, shall (A) furnish to the Issuer and the Indenture Trustee notice of its intention to exercise such option and of the Optional Purchase Date (such notice to be furnished not later than twenty-five (25) days prior to the Distribution Date related to such Optional Purchase Date) and (B) deposit in the Collection Account when required pursuant to (ii) below an amount equal to the greater of
(a) the remaining unpaid Principal Balance of the Notes, plus accrued and unpaid interest, and any amounts payable to the Swap Counterparty under any Interest Rate Swaps and any accrued and unpaid Basic Servicing Fee payments and (b) the lesser of (i) the unpaid Aggregate Receivables Balance plus accrued and unpaid interest and (ii) the fair market value of the Receivables. Such fair market value shall be determined by an appraiser mutually satisfactory to the Seller, the Servicer, the Owner Trustee and the Indenture Trustee.

                  (ii) The party exercising such option shall make such deposit set forth in (i)(B) above in immediately available funds on the Distribution Date related to the Optional Purchase Date, except that if any Monthly Remittance Condition is not satisfied on the Optional Purchase Date, such deposit shall instead be made on the Optional Purchase Date. Upon the making of such deposit, the party exercising such option shall succeed to all interests in and to the Trust (other than the Designated Accounts and the rights of the Trust under the Interest Rate Swaps).

            (b) Upon any sale or other disposition of the assets of the Trust pursuant to Article V of the Indenture (an "Event of Default Sale"), the Servicer shall instruct the Applicable Trustee to deposit into the Collection Account from the proceeds of such disposition the amount specified in clause SECOND of Section 5.4(b) of the Indenture (the "Event of Default Proceeds"). On the Distribution Date on which the Event of Default Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Servicer shall instruct the Applicable Trustee to make the following deposits (after the application on such Distribution Date of the Available Principal and the Available Interest and funds on deposit in the Reserve Account pursuant to Sections 4.06 and 4.07) from the Event of Default Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence) in the following priority:

                  (i) first, to the Swap Counterparty, the net amount, if any, then due to the Swap Counterparty under any Interest Rate Swaps (exclusive of payments due to the Swap Counterparty in respect of an Early Termination Date under any Interest Rate Swaps);

                  (ii) second, to (a) the Note Distribution Account, for payment of interest pro rata on the Class A Notes, the Aggregate Class A Interest Distributable Amount and (b) to the Swap Counterparty in respect of any payments due to the Swap Counterparty in connection with any Early Termination Date of any Interest Rate Swaps related to the Class A-1 Notes the Class A-2a Notes, the Class A-3 Notes and the Class A-5 Notes, allocated between the Note Distribution Account and the Swap Counterparty in proportion to the amounts owing in respect of the Aggregate Class A Interest Distributable Amount and the amounts owing to the Swap Counterparty in connection with such Early Termination Date;

                  (iii) third, to the Note Distribution Account, an amount equal to the Note Principal Balance of the Class A Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of principal pro rata on the Class A Notes;

                  (iv) fourth, to (a) the Note Distribution Account, an amount equal to the Aggregate Class B Interest Distributable Amount for payment of interest on the Class B Notes, and (b) to the Swap Counterparty in respect of any payments due to the Swap Counterparty in connection with any Early Termination Date of any Interest Rate Swaps related to the Class B Notes, allocated between the Note Distribution Account and the Swap Counterparty in proportion to the amounts owing in respect of the Aggregate Class B Interest Distributable Amount and the amounts owing to the Swap Counterparty in connection with such Early Termination Date;

                  (v) fifth, to the Note Distribution Account, an amount equal to the Note Principal Balance of the Class B Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of principal on the Class B Notes;

                  (vi) sixth, to the Note Distribution Account, an amount equal to the Aggregate Class C Interest Distributable Amount for payment of interest on the Class C Notes;

                  (vii) seventh, to the Note Distribution Account, an amount equal to the Note

Principal Balance of the Class C Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution
Date) for payment of principal on the Class C Notes;

                  (viii) eighth, to the Note Distribution Account, an amount equal to the Aggregate Class D Interest Distributable Amount for payment of interest on the Class D Notes; and

                  (ix) ninth, to the Note Distribution Account, an amount equal to the Note Principal Balance of the Class D Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of principal on the Class D Notes.

Subject to Section 5.01(b), any investments on deposit in the Reserve Account which shall not mature on or before such Distribution Date shall be sold by the Indenture Trustee at such time as shall result in the Indenture Trustee receiving the proceeds from such sale not later than such Distribution Date and applied as set forth above. Any Event of Default Proceeds remaining after all the deposits and other payments described above have been paid in full shall be paid to the Seller.

            (c) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

            (d) Following the satisfaction and discharge of the Indenture with respect to the Notes, and the payment in full of the principal and interest on the Notes, the Certificateholders shall succeed to the rights of the Noteholders hereunder and the Owner Trustee shall succeed to the rights of, and assume the obligations (other than those under Section 7.03 which shall remain obligations of the Indenture Trustee) of, the Indenture Trustee pursuant to this Agreement (subject to the continuing obligations of the Indenture Trustee set forth in Section 4.4 of the Indenture).

            (e) After indefeasible payment in full to the Indenture Trustee, the Owner Trustee, the Swap Counterparty, the Noteholders, the Certificateholders and the Servicer of all amounts required to be paid under this Agreement, the Indenture, any Interest Rate Swaps and the Trust Agreement (including as contemplated by this Section 8.01), (i) any amounts on deposit in the Reserve Account, the Payment Ahead Servicing Account and the Collection Account (after all other distributions required to be made from such accounts have been made and provision for the payment of all liabilities of the Trust as required by
Section 3808 of the Statutory Trust Statute) shall be paid to the Seller and
(ii) any other assets remaining in the Trust shall be distributed to the Seller.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

      Section 9.01 Amendment.

            (a) This Agreement may be amended by the Seller, the Servicer and the Owner Trustee with the consent of the Indenture Trustee, but without the consent of any of the Financial Parties, (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Basic Documents, (iii) to add or supplement any credit enhancement for the benefit of the Noteholders of any class or the Certificateholders ( provided that if any such addition shall affect any class of Noteholders or Certificateholders differently than any other class of Noteholders or Certificateholders, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of Noteholders or the Certificateholders), (iv) add to the covenants, restrictions or obligations of the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or (v) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Financial Parties.

            (b) This Agreement may also be amended from time to time by the Seller, the Servicer and the Owner Trustee with the consent of the Indenture Trustee, the consent of Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date, the consent of Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date, (which consent, whether given pursuant to this Section 9.01 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Note or Certificate and of any Note or Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Note or Certificate) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate, the Interest Rate for any class of Notes or the Specified Reserve Account Balance, (ii) adversely affect the rating of any Securities by any of the Rating Agencies without the consent of two-thirds of the holders of each affected Security, the Outstanding Amount of the affected class of Notes or the Voting Interests of the Certificates, as appropriate, as of the close of the preceding Distribution Date or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes and Certificates then outstanding.

            (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent to the Rating Agencies.

            (d) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Financial Party.

            (e) It shall not be necessary for the consent of Noteholders or Certificateholders pursuant to Section 9.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders or Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Indenture Trustee or the Owner Trustee may prescribe, including the establishment of record dates pursuant to paragraph number 2 of the Note Depository Agreement.

            (f) Prior to the execution of any amendment to this Agreement, the Indenture Trustee and the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 9.02(j). The Indenture Trustee and the Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects such trustee's own rights, duties or immunities under this Agreement or otherwise.

            (g) Each of GMAC and the Seller agrees that such Person shall not amend or agree to any amendment of the Pooling and Servicing Agreement unless such amendment would be permissible under the terms of this Section 9.01 as if this Section 9.01 were contained in the Pooling and Servicing Agreement.

      Section 9.02 Protection of Title to Trust.

            (a) The Seller or the Servicer or both shall authorize and/or execute, as applicable, and file such financing statements and cause to be authorized and/or executed, as applicable, and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Noteholders, the Certificateholders, the Indenture Trustee and the Owner Trustee under this Agreement and the Second Step Receivables Assignment in the Receivables and in the proceeds thereof. The Seller or the Servicer or both shall deliver (or cause to be delivered) to the Indenture Trustee and the Owner Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

            (b) Neither the Seller nor the Servicer shall change its state of organization or its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of the UCC, unless it shall have given the Indenture Trustee and the Owner Trustee at least sixty (60) days prior written notice thereof.

            (c) Each of the Seller and the Servicer shall give the Indenture Trustee and the Owner Trustee at least sixty (60) days prior written notice of any relocation of its principal executive office or change of its jurisdiction of incorporation if, as a result of such relocation or change of jurisdiction, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

            (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each), and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account, Note Distribution Account, and Payment Ahead Servicing Account and any Payments Ahead held by the Servicer in respect of such Receivable.

            (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement and the Second Step Receivables Assignment of the Receivables, the Servicer's master computer records (including any back-up archives) that refer to any Receivable indicate clearly that the Receivable is owned by the Issuer. Indication of the Issuer's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable has been paid in full or repurchased by the Seller or purchased by the Servicer in accordance with the terms of the Basic Documents.

            (f) In the event that GMAC shall change the jurisdiction in which it is incorporated or otherwise enter into any transaction which would result in a "new debtor" (as defined in the UCC) succeeding to the obligations of GMAC hereunder, GMAC shall comply fully with the obligations of Section 9.02(a).

            (g) If at any time the Seller or the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer and the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable has been sold and is owned by the Issuer unless such Receivable has been paid in full or repurchased by the Seller or purchased by the Servicer.

            (h) The Servicer shall permit the Indenture Trustee and the Owner Trustee and their respective agents at any time to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivables then or previously included in the Owner Trust Estate.

            (i) The Servicer shall furnish to the Indenture Trustee and the Owner Trustee at any time upon request a list of all Receivables then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Accountings furnished before such request indicating removal of Receivables from the Trust. Upon request, the Servicer shall furnish a copy of any such list to the Seller. The Indenture Trustee, the Owner Trustee and the Seller shall hold any such list and the Schedule of Receivables for examination by interested parties during normal business hours at their respective offices located at the addresses specified in
Section 9.03.

            (j) The Servicer shall deliver to the Indenture Trustee and the Owner Trustee promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been authorized and filed as necessary to fully preserve and protect the interest of the Indenture Trustee and the Owner Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

            (k) To the extent required by law, the Seller shall cause the Notes and the Certificates to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934 within the time periods specified in such sections.

      Section 9.03 Notices. All demands, notices and communications upon or to the Seller, the Servicer, the Indenture Trustee, the Owner Trustee or the Rating Agencies under this Agreement shall be delivered as specified in Appendix B hereto.

      Section 9.04 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 9.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

      Section 9.06 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Seller without the prior written consent of Noteholders whose Notes evidence not less than 66% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and of Certificateholders whose Certificates evidence not less than 66% of the Voting Interests as of the close of the preceding Distribution Date. The Seller shall provide notice of any such assignment to the Rating Agencies.

      Section 9.07 Third-Party Beneficiaries. This Agreement and the Second Step Receivables Assignment shall inure to the benefit of and be binding upon the parties hereto and, to the extent expressly provided herein, the Noteholders, the Certificateholders, the Indenture Trustee, the Owner Trustee, the Swap Counterparty and their respective successors and permitted assigns. The Swap Counterparty shall be a third-party beneficiary to this Agreement only to the extent that it has any rights specified herein or rights with respect to this Trust Sale and Servicing Agreement specified under the Swap Counterparty Rights Agreement. Except as otherwise provided in Section 6.01, the Swap Counterparty Rights Agreement, or in this
Article IX, no other person shall have any right or obligation hereunder.

      Section 9.08 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 9.09 Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

      Section 9.10 Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer pursuant to the Indenture for the benefit of the Noteholders and (only to the extent expressly provided in the Indenture) the Certificateholders of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

      Section 9.11 No Petition Covenants. Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the final distribution with respect to the Notes to the Note Distribution Account, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

      Section 9.12 Limitation of Liability of Indenture Trustee and Owner
Trustee.

            (a) Notwithstanding anything contained herein to the contrary, this Agreement has been acknowledged and accepted by JPMorgan Chase Bank, N.A., not in its individual capacity but solely as Indenture Trustee and in no event shall JPMorgan Chase Bank, N.A. have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Indenture.

            (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Deutsche Bank Trust Company Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Deutsche Bank Trust Company Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

      Section 9.13 Tax Treatment. The Servicer covenants that for all tax purposes the Servicer shall regard and treat the Notes and the Certificates in a manner consistent with the agreements (i) among the Seller, the Owner Trustee and the Certificateholders in Section 2.11 of the Trust Agreement and (ii) among the Seller, the Indenture Trustee and the Noteholders in Section 2.14 of the Indenture.

      Section 9.14 Furnishing Documents. The Indenture Trustee shall furnish to Noteholders, promptly upon receipt of a written request therefor, copies of the Pooling and Servicing Agreement, the Administration Agreement, the Custodian Agreement, the Trust Agreement, the Indenture and this Agreement.

                                    * * * * *

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   CAPITAL AUTO RECEIVABLES
                                   ASSET TRUST 2005-1

                                   By: DEUTSCHE BANK TRUST COMPANY
                                       DELAWARE, not in its individual capacity
                                       but solely as Owner Trustee on behalf of
                                       the Trust,

                                       By: /s/ Eva Aryeetey
                                           ----------------------------
                                           Name: Eva Aryeetey
                                           Title: Attorney-In-Fact

                                   CAPITAL AUTO RECEIVABLES, INC.,
                                   Seller

                                   By: /s/ Nancy L. Bugg
                                       --------------------------
                                       Name: Nancy L. Bugg
                                       Title: Vice President

                                   GENERAL MOTORS ACCEPTANCE CORPORATION

                                   By: /s/ Carl J. Vannatter
                                       ----------------------------
                                       Name: Carl J. Vannatter
                                       Title: Director - Global Securitization

Acknowledged and Accepted:

JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Indenture Trustee,

By: /s/ Daniel C. Brown, Jr.
    -----------------------------
    Name: Daniel C. Brown, Jr.
    Title: Vice President

Signature Page to Trust Sale and Servicing Agreement

                                                                       EXHIBIT A

                             SCHEDULE OF RECEIVABLES

                         The Schedule of Receivables is
                           on file at the offices of:

1.    The Indenture Trustee

2.    The Owner Trustee

3.    General Motors Acceptance Corporation

4.    Capital Auto Receivables, Inc.

                                                                       EXHIBIT B

                       SECOND STEP RECEIVABLES ASSIGNMENT
                 PURSUANT TO TRUST SALE AND SERVICING AGREEMENT

      For value received in accordance with and subject to the Trust Sale and Servicing Agreement, dated as of June 2, 2005 (the "Trust Sale and Servicing Agreement"), by and among General Motors Acceptance Corporation, a Delaware corporation and in its capacity as Servicer under the Pooling and Servicing Agreement described below (the "Servicer"), Capital Auto Receivables, Inc., a Delaware corporation (the "Seller"), and Capital Auto Receivables Asset Trust 2005-1, a Delaware statutory trust (the "Issuer"), the Seller hereby irrevocably sells, transfers, assigns and otherwise conveys to the Trust, without recourse (subject to the obligations herein), all right, title and interest of the Seller, whether now owned or hereafter acquired, in, to and under the following:

            (i) all right, title and interest of the Seller in, to and under the Receivables listed on the Schedule of Receivables, attached as Exhibit A hereto, and (a) in the case of Receivables that are Scheduled Interest Receivables, all monies due thereunder on and after the Cutoff Date and (b) in the case of Receivables that are Simple Interest Receivables, all monies received thereon on and after the Cutoff Date, in each case exclusive of any amounts allocable to the premium for physical damage insurance force-placed by the Servicer covering any related Financed Vehicle;

            (ii) the interest of the Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and, to the extent permitted by law, any accessions thereto;

            (iii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors;

            (iv) the interest of the Seller in any proceeds from recourse against Dealers on Receivables;

            (v) all right, title and interest of the Seller in, to and under the Pooling and Servicing Agreement, the First Step Receivables Assignment, and the Custodian Agreement, including the right of the Seller to cause GMAC to repurchase Receivables under certain circumstances; and

            (vi) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing described above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which ay any time constitute all or part or are included in the proceeds of any of the foregoing.

            The Seller hereby represents that as of the Cutoff Date, the Aggregate Receivables Principal Balance was $3,070,081,224.17 and acknowledges that in consideration of such Receivables, the Trust has paid to the Seller an amount equal to $3,070,081,224.17

      THIS SECOND STEP RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      This Second Step Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the Seller contained in the Trust Sale and Servicing Agreement (including the Officer's Certificate of the Seller accompanying this Second Step Receivables Assignment) and is to be governed in all respects by the Trust Sale and Servicing Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Trust Sale and Servicing Agreement.

                                     * * * *

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       CAPITAL AUTO RECEIVABLES, INC.,
                                       as Seller

                                   By: ___________________________________
                                       Name: Nancy L. Bugg
                                       Title: Vice President

                                                                       EXHIBIT C

Additional Representations and Warranties

1. This Agreement and the Indenture create a valid and continuing security interest (as defined in the applicable UCC) in the Purchased Property in favor of the Issuer and the Indenture Trustee, as applicable, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from CARI and the Issuer, respectively.

2. All steps necessary to perfect CARI's security interest against each Obligor in the property securing the Purchased Property have been taken.

3. Prior to the sale of the Purchased Property to the Issuer under this Agreement, the Receivables constitute "tangible chattel paper" within the meaning of the applicable UCC.

4. CARI owns and has good and marketable title to the Purchased Property free and clear of any Lien, claim or encumbrance of any Person.

5. CARI has caused or will have caused, within ten (10) days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Purchased Property granted to the Issuer hereunder and the Indenture Trustee under the Indenture.

6. Other than the security interest granted to CARI pursuant to the Basic Documents, the Issuer under the Trust Sale and Servicing Agreement and the Indenture Trustee under the Indenture, none of GMAC, CARI or the Issuer has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Purchased Property. None of GMAC, CARI or the Issuer has authorized the filing of, nor is CARI aware of, any financing statements against GMAC, CARI or the Issuer that include a description of collateral covering the Purchased Property other than the financing statements relating to the security interests granted to CARI, the Issuer and the Indenture Trustee under the Basic Documents or any financing statement that has been terminated. CARI is not aware of any judgment or tax lien filings against GMAC, CARI or the Issuer.

7. GMAC, as Servicer, has in its possession all original copies of the Receivables Files and other documents that constitute or evidence the Receivables and the Purchased Property. The Receivables Files and other documents that constitute or evidence the Purchased Property do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than CARI.